[logo] M F S(R)
INVESTMENT MANAGEMENT

                     MFS(R) GLOBAL
                     EQUITY FUND

                     SEMIANNUAL REPORT o APRIL 30, 2002

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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 33 for details.
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

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 18
Notes to Financial Statements ............................................. 26
Trustees and Officers ..................................................... 35

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
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NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
NOT A DEPOSIT                      NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
Despite a fourth-quarter rally in 2001, the market volatility we witnessed over the past two years has continued into 2002. As I write this in mid-May, many U.S. equity indices have retreated since December; bond performance has been decidedly mixed year to date; and many international equity indices have outperformed the U.S. market this year. Federal Reserve Board (Fed) Chairman Alan Greenspan has declared that, in fact, the recession is over, and many financial experts have agreed with him. We think the questions on many investors' minds are:

  o Is the recession genuinely over?

  o If it is, should I change my portfolio to prepare for a recovery?

THE WORST SEEMS TO BE OVER
According to many economists, the recession is technically over. We are beginning to see growth again in the U.S. economy and in economies around the globe. But we would qualify that with a caution that the exciting growth rates of the 1990s are not coming back any time soon.

Our view of the situation is that corporate profits still look weak, despite the recession being over. We think the markets may be bumping along the bottom for a bit longer before a recovery gathers steam. Firms in many industries are still dogged by excess capacity built up in the 1990s, and we think that may slow the growth of corporate profits for a while longer. Our analysts and fund managers talk frequently with corporate managements; a common theme they have seen lately is a wait-and-see attitude. Corporations are postponing spending decisions until their own business improves.

SHOULD I CHANGE MY PORTFOLIO?
Should you be adjusting your portfolio to anticipate an eventual recovery? This is a question best discussed with your investment professional. However, we would contend that changing one's portfolio in response to short-term events, known as market timing, is a strategy that few investors have been able to execute successfully over the long term. Our experience has been that a long-term financial plan, developed with the help of an investment professional, may offer a better chance of riding out economic cycles and working toward your long-term investment goals.

Recent events, we think, offer evidence to support that view. For example, two traditional elements of a long-term financial plan are setting reasonable expectations and diversifying among asset classes -- such as growth stocks, value stocks, and bonds.

In the late 1990s, it was tempting to raise our long-term expectations as we experienced several years of over-20% growth in equity markets. News stories often suggested this was the new norm, declaring that a "new economy" had vanquished the "old economy" -- and its historical average annual returns that had been closer to 10% for stocks.

Adjusting one's financial plan to agree with that view, however, could have proven disastrous over the past few years. Yes, the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market, returned an average of 28.6% per year for the years 1995 through 1999. But the same index returned -10.5% annually for the years 2000 through 2001.(1) A look at history might have prepared an investor for more realistic long-term returns. For example, for the 50-year period ended March 31, 2002, which includes the up and down periods just mentioned, the average annual return for the S&P 500 was 11.9%.(2)

In addition to unrealistic expectations, another investment trap of the 1990s was believing that growth stocks would always reign supreme. A financial plan that included a range of asset classes, however -- recognizing that individual asset classes frequently go in and out of favor -- could have helped an investor over the past two difficult years, when both bonds and value stocks significantly outperformed growth stocks.(3)

We should, however, note that if your personal situation or financial goals change, your financial plan may need to change as well. For that reason, we suggest that you and your investment professional revisit your long-term plan regularly to assess your progress and make course corrections as necessary.

DEJA VU
The points we've just made, of course, are familiar to most investors.
As baseball great Yogi Berra said, "This is like deja vu all over again." What's new, however, is the historical context that validates the old familiar strategies.

This spring marks the second anniversary of the start of a severe market downturn that generally is recognized as the worst time for investors since the 1970s. But the downturn also demonstrated, in our opinion, that short-term events are significantly less important for investors than tried-and-true strategies, including sticking to a long-term plan, setting realistic expectations, and diversifying among asset classes.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    May 15, 2002

(1) Source: Lipper Inc.

(2) Source: Weisenberger.

(3) For the two-year period ended March 31, 2002, bonds, as represented by the Lehman Brothers Aggregate Bond Index, delivered an average annual return of 8.88%; value stocks, as represented by the Russell 1000 Value Index, delivered an average annual return of 2.31%; and growth stocks, as represented by the Russell 1000 Growth Index, delivered an average annual return of -25.08%. Source: Lipper Inc.

    The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed- rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA). The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

It is not possible to invest directly in an index.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of David R. Mannheim]
     David R. Mannheim

For the six months ended April 30, 2002, Class A shares of the fund provided a total return of 8.25%, Class B shares 7.86%, Class C shares 7.82%, Class I shares 8.37%, and Class J shares 7.85%. These returns, which assume the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a 3.47% return over the same period for the fund's benchmark, the Morgan Stanley Capital International (MSCI) World Index. The MSCI World Index is an unmanaged market-capitalization-weighted total return index that measures the performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand, and the Far East. During the same period, the average global fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 5.57%.

Q.  MOST READERS ARE FAMILIAR WITH HOW THE U.S. EQUITY MARKET FARED OVER THE
    PERIOD: A STRONG FOURTH-QUARTER RALLY IN 2001 FOLLOWED BY LACKLUSTER PERFORMANCE SO FAR IN 2002. HOW DOES THAT COMPARE WITH WHAT HAPPENED IN OTHER AREAS OF THE WORLD?

A. The general direction of most equity markets has been similar to that of the United States: weakness earlier in 2001 with a rally in the fourth quarter, followed by weakness and volatility this year. The magnitude, however, has varied, in that foreign markets have generally outperformed the U.S. market over the period. Part of the reason is currency. The dollar has been weak, so, in dollar terms, foreign markets look stronger. But even in local currencies, performance overseas has been a bit stronger -- largely because corporate earnings have declined more in the U.S. than in most other markets. In addition, non-U.S. markets tended to have less exposure to technology, one of the worst performing sectors.

    So far in 2002, emerging markets have been the strongest performing area, bouncing back from a poor year in 2001. As a broad-based global fund, our emerging market holdings have been minimal, but included Korean firms Samsung and SK Telecom.

    In Japan, the economy remained in the doldrums. Japanese companies that did well over the period were generally those in industries such as autos and electronics -- represented in the portfolio by holdings such as Honda and Canon -- with a majority of their sales outside Japan. In Europe, corporate earnings fell and the economy was weak, but not to the degree we saw in the United States. In general, regions around the globe faced similar issues over the period: how to reinvigorate their economies and how to adjust interest rates as part of that effort.

Q. HOW DID THE FUND MANAGE TO OUTPERFORM ITS BENCHMARK AND ITS PEERS IN THAT ENVIRONMENT?

A. We think it simply came down to good stockpicking based on fundamental research. We've strengthened our global research team, with more analysts based in Boston, London, Singapore, and Tokyo. Even in weak markets such as Japan, we feel our analysts have added value by doing their own critical analysis and by finding good companies in a tough environment.

Q.  WHAT AREAS DETRACTED FROM PERFORMANCE?

A. The worst-performing area of the portfolio was our telecom holdings. We had an overweight position in wireless service providers such as Vodafone in the United Kingdom and DoCoMo in Japan, and they clearly suffered over the period. Causes of the industry's slump included increased competition, slowing demand due to weak economies, and the late arrival of next-generation "3G" applications that had been expected to increase demand. We maintained our positions in the stronger companies because we still think that long-term growth in the industry could be above the market average, driven by increasing use of wireless telephony for voice and data communications.

Q. THE PORTFOLIO HAS NOT CHANGED A GREAT DEAL SINCE THE ANNUAL REPORT SIX MONTHS AGO. A MAJORITY OF THE TOP HOLDINGS AT THE END OF THE LAST PERIOD ARE STILL TOP HOLDINGS, AND FOUR OF THE FIVE LARGEST SECTORS ARE THE SAME. WHY HAS THE PORTFOLIO REMAINED SO CONSISTENT OVER A PERIOD IN WHICH GLOBAL MARKETS HAVE BEEN SO VOLATILE?

A. We are investing for the long term, so we're trying to look beyond the current economic situation and pick companies that we think are going to be winners two, three, or more years out. In general, our views on our larger holdings are strong enough to stay consistent across market cycles -- unless, of course, a company's fundamental situation changes.

    Over this period, there were also some holdings that we sold out of the portfolio because they had reached our price targets. In the late summer and early fall of 2001, during a period of market weakness, we bought some technology names that had fallen to prices we felt were very attractive, given our expectations for their long-term growth. Some of these stocks subsequently rallied during the fourth quarter, such that we sold them off at a profit.

Q. THAT SAID, DID YOU ADD HOLDINGS OVER THE PERIOD THAT YOU THINK REPRESENT NEW AREAS OF LONG-TERM OPPORTUNITY?

A. In this year's weak market, we began to find valuation opportunities in some sectors to which the portfolio has been less exposed, such as commercial and investment banks and more economically sensitive areas, such as automobiles. If prices of those stocks keep coming down and if we become more confident in their fundamentals (factors such as earnings and cash flow), they could potentially become bigger positions in the portfolio.

    For example, our positions in SunTrust Banks and FleetBoston Financial Corporation represented our first U.S. banking holdings in some time. Our view was that the market had undervalued these stocks, in the belief that bad loans would be as large a problem coming out of this recession as they were coming out of previous recessions. Our research indicated that the nature of the banking business had changed, however, and that banks were not as exposed to poorer quality debt as they had been in previous downturns. We therefore felt that some banks presented compelling valuation opportunities.

Q. TAKING A STEP BACK TO LOOK AT THE BIG PICTURE, HOW HAS THE MARKET TURMOIL OF THE PAST SEVERAL YEARS AFFECTED THE FUND'S STYLE AND STRATEGY?

A. We would say that what we're looking for has not changed, but we have been finding it in different areas and our expectations are lower. What we have always tried to find are companies that we think will grow at above the market average over the long term, and that are selling at attractive discounts to similar companies and to the market.

    What's changed is our definition of "above average" growth and where we have found it. Market growth in the late 1990s, in terms of average corporate earnings per share (EPS) growth, was roughly in the mid teens. In that environment, we tried to find companies whose earnings were growing at rates in the high teens or greater. (Earnings per share indicates how much of a company's earnings each share of stock is entitled to, and is used by investors in helping them assess a stock's value.) In many cases, that led us to companies in what Europeans refer to as "TMT": technology, media, and telecommunications.

    Today, however, our view is that corporate earnings growth in the world's markets may be more on the order of 8% to 10% annually for the foreseeable future. Growth rates in the low teens would be above average. Looking for that above-average growth has led us to different companies and industries than it did four or five years ago. Our increased portfolio weightings in areas such as consumer staples and health care, although they might seem like defensive positioning in a tough market, actually represent companies that we think may grow at above-average rates over a period of several years. Conversely, we have found less opportunity in the high-growth areas of the 1990s such as technology and telecom, so our concentrations in those areas have fallen.

/s/ David R. Mannheim

    David R. Mannheim
    Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

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   PORTFOLIO MANAGER'S PROFILE
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   DAVID R. MANNHEIM IS SENIOR VICE PRESIDENT AND DIRECTOR OF CORE
   PORTFOLIO MANAGEMENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)). HE IS PORTFOLIO MANAGER OF THE GLOBAL AND INTERNATIONAL EQUITY PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES, INSTITUTIONAL ACCOUNTS, AND OFFSHORE INVESTMENT PRODUCTS.

   DAVID JOINED MFS IN 1988 AND WAS NAMED VICE PRESIDENT AND PORTFOLIO MANAGER IN 1992, SENIOR VICE PRESIDENT IN 1997, DIRECTOR OF
   INTERNATIONAL EQUITY PORTFOLIO MANAGEMENT IN 1999, AND DIRECTOR OF CORE PORTFOLIO MANAGEMENT IN AUGUST 2001.

   HE IS A GRADUATE OF AMHERST COLLEGE AND THE MIT SLOAN SCHOOL OF
   MANAGEMENT.

   ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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   FUND FACTS
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  OBJECTIVE:                  SEEKS CAPITAL APPRECIATION.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:      DECEMBER 29, 1986

  CLASS INCEPTION:            CLASS A  SEPTEMBER 7, 1993
                              CLASS B  DECEMBER 29, 1986
                              CLASS C  JANUARY 3, 1994
                              CLASS I  JANUARY 2, 1997
                              CLASS J  JULY 9, 1999

  SIZE:                       $666.9 MILLION NET ASSETS AS OF APRIL 30, 2002

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PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH APRIL 30, 2002

CLASS A

                                                      6 Months       1 Year     3 Years      5 Years      10 Years
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                          +8.25%      - 5.28%      +1.44%      +34.42%      +156.63%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                            --        - 5.28%      +0.48%      + 6.09%      +  9.88%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                            --        -10.72%      -1.49%      + 4.85%      +  9.23%
------------------------------------------------------------------------------------------------------------------

CLASS B
                                                      6 Months       1 Year     3 Years      5 Years      10 Years
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                          +7.86%      - 5.99%      -0.81%      +29.44%      +138.72%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                            --        - 5.99%      -0.27%      + 5.30%      +  9.09%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                            --        - 9.75%      -1.15%      + 4.97%      +  9.09%
------------------------------------------------------------------------------------------------------------------

CLASS C
                                                      6 Months       1 Year     3 Years      5 Years      10 Years
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                          +7.82%      - 6.00%      -0.86%      +29.35%      +139.16%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                            --        - 6.00%      -0.29%      + 5.28%      +  9.11%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                            --        - 6.94%      -0.29%      + 5.28%      +  9.11%
------------------------------------------------------------------------------------------------------------------

CLASS I
                                                      6 Months       1 Year     3 Years      5 Years      10 Years
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return (No Sales Charge)               +8.37%      - 5.10%      +2.10%      +36.02%      +151.69%
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Average Annual Total Return (No
  Sales Charge)                                           --        - 5.10%      +0.70%      + 6.35%      +  9.67%
------------------------------------------------------------------------------------------------------------------

CLASS J
                                                      6 Months       1 Year     3 Years      5 Years      10 Years
------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                          +7.85%      - 5.97%      -0.55%      +29.78%      +139.34%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                            --        - 5.97%      -0.18%      + 5.35%      +  9.12%
------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                            --        - 8.79%      -1.19%      + 4.71%      +  8.79%
------------------------------------------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors. Class J Share Performance Including Sales Charge takes into account the deduction of the maximum 3.00% sales charge. Class J shares are only available to certain Japanese investors.

For periods prior to their inception, Class A, C, I, and J share performance includes the performance of the fund's original share class (Class B). Class A and J performance has been adjusted to reflect the initial sales charge applicable to A and J, and Class C performance has been adjusted to reflect the CDSC applicable to C. Class I performance has been adjusted to reflect the fact that I shares have no sales charge. Performance for these classes has not been adjusted to reflect the differences in class-specific operating expenses (e.g., Rule 12b-1 fees). Because these expenses are lower for A, I, and J than those of B, performance shown is lower for A, I, and J than it would have been had these share classes been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF APRIL 30, 2002

FIVE LARGEST STOCK SECTORS

                FINANCIAL SERVICES              18.0%
                BASIC MATERIALS                 15.4%
                HEALTH CARE                     15.3%
                CONSUMER STAPLES                12.5%
                UTILITIES & COMMUNICATIONS       8.6%

TOP 10 STOCK HOLDINGS

SYNGENTA AG  4.4%                                    UNILEVER N.V.  2.1%
Swiss agricultural chemical firm                     Netherlands-based global food and consumer
                                                     goods manufacturer
DIAGEO PLC  3.7%
U.K.-headquartered food and beverage conglomerate    ELSEVIER N.V.  2.0%
                                                     Dutch publisher of scientific, legal, and
AKZO NOBEL N.V.  3.3%                                business information
Diversified Dutch pharmaceutical and
chemical company                                     CANON, INC.  1.9%
                                                     Japanese office equipment and imaging
PRAXAIR, INC.  2.5%                                  company
U.S-based industrial gas firm
                                                     TOTALFINAELF S.A.  1.9%
RECKITT BENCKISER PLC  2.2%                          French oil and petrochemical company
U.K.-based global manufacturer of household
cleaning products                                    THE ST. PAUL COS., INC.  1.8%
                                                     U.S. insurance company

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- April 30, 2002

Stocks - 94.6%
------------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES                  VALUE
------------------------------------------------------------------------------------------------------
Foreign Stocks - 61.9%
  Australia - 2.5%
    QBE Insurance Group, Ltd. (Insurance)*                            2,531,778       $      9,936,569
    The News Corp, Ltd. (Media)*                                        996,439              6,505,456
                                                                                      ----------------
                                                                                      $     16,442,025
------------------------------------------------------------------------------------------------------
  Bermuda - 1.6%
    Ace Ltd. (Insurance)                                                201,800       $      8,782,336
    XL Capital Ltd. (Insurance)                                          24,100              2,273,835
                                                                                      ----------------
                                                                                      $     11,056,171
------------------------------------------------------------------------------------------------------
  Canada - 2.5%
    BCE, Inc. (Telecommunications)                                      344,052       $      6,047,360
    Canadian National Railway Co. (Railroad)                            117,453              5,620,126
    Talisman Energy, Inc. (Oils)                                        117,600              5,026,924
                                                                                      ----------------
                                                                                      $     16,694,410
------------------------------------------------------------------------------------------------------
  Finland - 0.8%
    Nokia Oyj (Cellular Equipment)                                      314,700       $      5,087,942
------------------------------------------------------------------------------------------------------
  France - 9.3%
    Aventis S.A. (Pharmaceuticals)                                       95,250       $      6,760,920
    Bouygues S.A. (Construction)                                        169,050              5,097,991
    Carrefour S.A. (Supermarket)                                        231,690             10,105,090
    Clarins S.A. (Consumer Products)                                     60,500              3,673,470
    L'Air Liquide S.A. (Industrial Gases)                                72,900             11,274,305
    Sanofi-Synthelabo S.A. (Medical & Health Products)                  137,160              8,772,647
    Technip S.A. (Construction)                                          35,540              5,010,122
    TotalFinaElf S.A., "B" (Oil)                                         76,980             11,655,825
                                                                                      ----------------
                                                                                      $     62,350,370
------------------------------------------------------------------------------------------------------
  Germany - 2.0%
    Linde AG (Industrial Gases)                                         160,700       $      7,847,923
    Munchener Ruckvers AG (Insurance)                                    23,600              5,842,512
                                                                                      ----------------
                                                                                      $     13,690,435
------------------------------------------------------------------------------------------------------
  Ireland - 0.6%
    Irish Life & Permanent PLC (Financial Institution)                  309,368       $      4,205,246
------------------------------------------------------------------------------------------------------
  Italy - 0.3%
    Snam Rete Gas S.p.A. (Gas)*                                         635,210       $      1,801,221
------------------------------------------------------------------------------------------------------
  Japan - 7.8%
    Asahi Breweries, Ltd. (Food & Beverage Products)                    833,000       $      7,672,966
    Canon, Inc. (Business Machines)                                     309,000             11,837,421
    Chugai Pharmaceutical Co., Ltd. (Pharmaceuticals)                   609,000              7,274,048
    Honda Motor Co., Ltd. (Automotive)                                  164,000              7,355,291
    Nissan Motor Co. (Automotive)                                       479,000              3,684,902
    NTT DoCoMo, Inc. (Cellular Provider)                                    715              1,809,351
    NTT DoCoMo, Inc. (Cellular Provider)*                                 2,860              7,281,944
    Ono Pharmaceutical Co., Ltd. (Pharmaceuticals)                      116,000              3,793,506
    The Nikko Securities Co., Ltd. (Finance)                            343,000              1,549,015
                                                                                      ----------------
                                                                                      $     52,258,444
------------------------------------------------------------------------------------------------------
  Netherlands - 8.2%
    Akzo Nobel N.V. (Chemicals)                                         479,200       $     20,580,946
    Elsevier N.V. (Publishing)                                          886,780             12,293,505
    STMicroelectronics N.V. (Semiconductors)                            215,600              6,695,869
    Unilever N.V. (Consumer Goods & Services)                           201,400             12,962,973
    Vodafone Libertel N.V. (Cellular Provider)*                         327,742              2,035,730
                                                                                      ----------------
                                                                                      $     54,569,023
------------------------------------------------------------------------------------------------------
  Portugal - 0.4%
    Telecel Comunicacoes Pessoais, S.A.
      (Telecommunications)                                              367,180       $      2,650,895
------------------------------------------------------------------------------------------------------
  Singapore - 0.7%
    DBS Group Holdings, Ltd. (Financial Services)                       578,000       $      4,465,537
------------------------------------------------------------------------------------------------------
  South Korea - 1.8%
    Samsung Electronics (Electronics)                                    28,540       $      8,490,873
    SK Telecom Co., Ltd. (Cellular Provider)                             16,910              3,312,200
                                                                                      ----------------
                                                                                      $     11,803,073
------------------------------------------------------------------------------------------------------
  Spain - 1.9%
    Gas Natural SDG S.A. (Gas)                                          296,600       $      5,994,136
    Iberdrola S.A. (Utilities - Electric)                               503,000              6,891,627
                                                                                      ----------------
                                                                                      $     12,885,763
------------------------------------------------------------------------------------------------------
  Sweden - 1.2%
    Saab AB, "B" (Aerospace)                                            686,859       $      7,945,584
------------------------------------------------------------------------------------------------------
  Switzerland - 7.5%
    Nestle S.A. (Food & Beverage Products)                               14,800       $      3,495,991
    Novartis AG (Medical & Health Products)                             178,300              7,472,237
    Swiss Reinsurance (Insurance)*                                       61,990              6,250,996
    Syngenta AG (Chemicals)                                             446,731             27,552,177
    Synthes-Stratec, Inc. (Medical & Health Products)                     8,501              5,263,972
                                                                                      ----------------
                                                                                      $     50,035,373
------------------------------------------------------------------------------------------------------
  United Kingdom - 12.8%
    BOC Group PLC (Industrial Gases)                                    408,200       $      6,182,822
    Capital Radio PLC (Broadcasting)                                    156,380              1,691,922
    CGNU PLC (Insurance)*                                               306,973              3,156,351
    Diageo PLC (Food & Beverage Products)*                            1,747,102             23,180,192
    GlaxoSmithKline PLC (Pharmaceuticals)                               459,200             11,101,722
    NEXT PLC (Retail)                                                   547,840              8,301,875
    Reckitt Benckiser PLC (Consumer Goods & Services)                   774,630             13,707,270
    Royal Bank of Scotland Group PLC (Banks & Credit Cos.)*             249,534              7,152,127
    Standard Chartered PLC (Banks & Credit Cos.)                        223,418              2,749,510
    Vodafone Group PLC (Cellular Provider)                            4,876,445              7,865,520
                                                                                      ----------------
                                                                                      $     85,089,311
------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                  $    413,030,823
------------------------------------------------------------------------------------------------------
U.S. Stocks - 32.7%
  Banks & Credit Cos. - 1.8%
    FleetBoston Financial Corp.                                         137,400       $      4,850,220
    SunTrust Banks, Inc.                                                103,800              7,056,324
                                                                                      ----------------
                                                                                      $     11,906,544
------------------------------------------------------------------------------------------------------
  Biotechnology - 0.9%
    Guidant Corp.*                                                      166,700       $      6,267,920
------------------------------------------------------------------------------------------------------
  Business Machines - 1.3%
    Hewlett-Packard Co.                                                 205,580       $      3,515,418
    International Business Machines Corp.                                62,030              5,195,633
                                                                                      ----------------
                                                                                      $      8,711,051
------------------------------------------------------------------------------------------------------
  Business Services - 0.5%
    ARAMARK Corp.*                                                      129,830       $      3,596,291
------------------------------------------------------------------------------------------------------
  Cellular Phones - 0.7%
    Sprint Corp. (PCS Group)*                                           334,060       $      3,744,813
    Western Wireless Corp.*                                             133,100                843,854
                                                                                      ----------------
                                                                                      $      4,588,667
------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.6%
    Compaq Computer Corp.                                               370,650       $      3,762,097
------------------------------------------------------------------------------------------------------
  Computer Software - 0.2%
    Oracle Corp.*                                                       158,300       $      1,589,332
------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 0.6%
    Estee Lauder Cos., "A"                                              113,800       $      4,113,870
------------------------------------------------------------------------------------------------------
  Entertainment - 2.0%
    Charter Communications, Inc.*                                       379,300       $      3,106,467
    Viacom, Inc., "B"*                                                  226,700             10,677,570
                                                                                      ----------------
                                                                                      $     13,784,037
------------------------------------------------------------------------------------------------------
  Financial Institutions - 0.5%
    Goldman Sachs Group, Inc.                                            40,900       $      3,220,875
------------------------------------------------------------------------------------------------------
  Food & Beverage Products - 1.0%
    General Mills, Inc.                                                 143,000       $      6,299,150
------------------------------------------------------------------------------------------------------
  Industrial Gases - 3.5%
    Air Products & Chemicals, Inc.                                      162,600       $      7,812,930
    Praxair, Inc.                                                       274,200             15,656,820
                                                                                      ----------------
                                                                                      $     23,469,750
------------------------------------------------------------------------------------------------------
  Insurance - 7.8%
    Allstate Corp.                                                      250,200       $      9,942,948
    CIGNA Corp.                                                          93,010             10,138,090
    MetLife, Inc.                                                       307,090             10,484,053
    Safeco Corp.                                                        215,000              7,181,000
    The St. Paul Cos., Inc.                                             231,200             11,516,072
    UnumProvident Corp.                                                  94,800              2,677,152
                                                                                      ----------------
                                                                                      $     51,939,315
------------------------------------------------------------------------------------------------------
  Machinery - 0.7%
    Deere & Co.                                                         103,930       $      4,651,907
------------------------------------------------------------------------------------------------------
  Medical & Health Products - 1.4%
    Eli Lilly & Co.                                                     144,798       $      9,563,908
------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 1.9%
    IMS Health, Inc.                                                    344,700       $      7,104,267
    Lincare Holdings, Inc.*                                             181,900              5,726,212
                                                                                      ----------------
                                                                                      $     12,830,479
------------------------------------------------------------------------------------------------------
  Oils - 1.9%
    Conoco, Inc.                                                        180,130       $      5,052,646
    EOG Resources, Inc.                                                  66,800              2,842,340
    GlobalSantaFe Corp.                                                 129,740              4,552,577
                                                                                      ----------------
                                                                                      $     12,447,563
------------------------------------------------------------------------------------------------------
  Pharmaceuticals - 1.1%
    Wyeth Corp.                                                         126,960       $      7,236,720
------------------------------------------------------------------------------------------------------
  Restaurants & Lodging - 0.9%
    Tricon Global Restaurants, Inc.*                                     98,400       $      6,205,104
------------------------------------------------------------------------------------------------------
  Retail - 0.4%
    BJ's Wholesale Club, Inc.*                                           54,900       $      2,450,187
------------------------------------------------------------------------------------------------------
  Supermarket - 1.4%
    Safeway, Inc.*                                                      214,930       $      9,016,313
------------------------------------------------------------------------------------------------------
  Telecommunications - 0.7%
    BellSouth Corp.                                                     142,800       $      4,333,980
------------------------------------------------------------------------------------------------------
  Transportation - 0.9%
    Fedex Corp.*                                                         56,100       $      2,898,687
    United Parcel Service, Inc.                                          55,100              3,308,204
                                                                                      ----------------
                                                                                      $      6,206,891
------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                     $    218,191,951
------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $577,149,052)                                          $    631,222,774
------------------------------------------------------------------------------------------------------
Short-Term Obligations - 5.1%
------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
------------------------------------------------------------------------------------------------------
    American Express Credit Corp., due 5/01/02                    $       2,646       $      2,646,000
    General Electric Co., due 5/01/02                                    15,460             15,460,000
    UBS Finance, Inc., due 5/01/02                                       15,661             15,661,000
------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                       $     33,767,000
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $610,916,052)                                     $    664,989,774

Other Assets, Less Liabilities - 0.3%                                                        1,951,796
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                   $    666,941,570
------------------------------------------------------------------------------------------------------

*Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
---------------------------------------------------------------------------
APRIL 30, 2002
---------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $610,916,052)        $664,989,774
  Investments of cash collateral for securities loaned, at
    identified cost and value                                    85,300,901
  Cash                                                              213,244
  Foreign currency, at value (identified cost, $10,216)              10,131
  Receivable for investments sold                                 1,586,340
  Receivable for fund shares sold                                 1,655,508
  Interest and dividends receivable                               1,549,596
  Other assets                                                        6,539
                                                               ------------
      Total assets                                             $755,312,033
                                                               ------------
Liabilities:
  Payable for investments purchased                            $  1,608,267
  Payable for fund shares reacquired                              1,164,661
  Collateral for securities loaned, at value                     85,300,901
  Payable to affiliates -
    Management fee                                                   17,201
    Administrative expense                                              318
    Shareholder servicing agent fee                                   1,813
    Distribution and service fee                                     10,561
  Accrued expenses and other liabilities                            266,741
                                                               ------------
      Total liabilities                                        $ 88,370,463
                                                               ------------
Net assets                                                     $666,941,570
                                                               ============
Net assets consist of:
  Paid-in capital                                              $675,081,890
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                 54,081,747
  Accumulated net realized loss on investments and foreign
    currency transactions                                       (60,410,486)
  Accumulated net investment loss                                (1,811,581)
                                                               ============
      Total                                                    $666,941,570
                                                               ============
Shares of beneficial interest outstanding                       35,377,981
                                                                ==========
Class A shares:
  Net asset value per share
    (net assets of $389,877,169 / 20,486,879 shares of
    beneficial interest outstanding)                             $19.03
                                                                 ======
  Offering price per share (100 / 94.25 of net asset value
    per share)                                                   $20.19
                                                                 ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $216,840,710 / 11,616,084 shares of
    beneficial interest outstanding)                             $18.67
                                                                 ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $42,029,204 / 2,292,811 shares of
    beneficial interest outstanding)                             $18.33
                                                                 ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $2,513,827 / 131,153 shares of
    beneficial interest outstanding)                             $19.17
                                                                 ======
Class J shares:
  Net asset value and redemption price per share
    (net assets of $15,680,660 / 851,054 shares of
    beneficial interest outstanding)                             $18.42
                                                                 ======
  Offering price per share (100 / 97 of net asset value per
    share)                                                       $18.99
                                                                 ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED APRIL 30, 2002
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                      $  4,809,682
    Interest                                                            253,500
    Foreign taxes withheld                                             (447,263)
                                                                   ------------
      Total investment income                                      $  4,615,919
                                                                   ------------
  Expenses -
    Management fee                                                 $  3,218,237
    Trustees' compensation                                               12,749
    Shareholder servicing agent fee                                     321,824
    Distribution and service fee (Class A)                              453,837
    Distribution and service fee (Class B)                            1,104,459
    Distribution and service fee (Class C)                              208,874
    Distribution and service fee (Class J)                               73,776
    Administrative fee                                                   37,281
    Custodian fee                                                       264,416
    Printing                                                             76,596
    Postage                                                              88,099
    Auditing fees                                                        16,094
    Legal fees                                                            9,497
    Miscellaneous                                                       464,796
                                                                   ------------
      Total expenses                                               $  6,350,535
    Fees paid indirectly                                                (14,670)
                                                                   ------------
      Net expenses                                                 $  6,335,865
                                                                   ------------
        Net investment loss                                        $ (1,719,946)
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
      Investment transactions                                      $(27,298,200)
      Foreign currency transactions                                    (206,420)
                                                                   ------------
        Net realized loss on investments and foreign
          currency transactions                                    $(27,504,620)
                                                                   ------------
  Change in unrealized appreciation -
      Investments                                                  $ 78,441,638
      Translation of assets and liabilities in foreign
        currencies                                                       24,015
                                                                   ------------
        Net unrealized gain on investments and foreign
          currency translation                                     $ 78,465,653
                                                                   ------------
         Net realized and unrealized gain on investments
           and foreign currency                                    $ 50,961,033
                                                                   ------------
          Increase in net assets from operations                   $ 49,241,087
                                                                   ============

See notes to financial statements.

Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------
                                                           SIX MONTHS ENDED                      YEAR ENDED
                                                             APRIL 30, 2002                OCTOBER 31, 2001
                                                                (UNAUDITED)
-----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                         $  (1,719,946)                  $  (2,918,954)
  Net realized loss on investments and foreign currency
    transactions                                                (27,504,620)                    (31,747,716)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                         78,465,653                    (108,313,420)
                                                              -------------                   -------------
    Increase (decrease) in net assets from operations         $  49,241,087                   $(142,980,090)
                                                              -------------                   -------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                           $      --                       $ (27,520,706)
  From net realized gain on investments and foreign
    currency transactions (Class B)                                  --                         (16,793,635)
  From net realized gain on investments and foreign
    currency transactions (Class C)                                  --                          (3,197,893)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                  --                            (148,864)
  From net realized gain on investments and foreign
    currency transactions (Class J)                                  --                          (1,257,786)
  In excess of net realized gain on investments and
    foreign currency transactions  (Class A)                         --                            (762,015)
  In excess of net realized gain on investments and
    foreign currency transactions  (Class B)                         --                            (464,995)
  In excess of net realized gain on investments and
    foreign currency transactions  (Class C)                         --                             (88,546)
  In excess of net realized gain on investments and
    foreign currency transactions  (Class I)                         --                              (4,122)
  In excess of net realized gain on investments and
    foreign currency transactions  (Class J)                         --                             (34,827)
  From paid-in capital (Class A)                                     --                              (2,548)
  From paid-in capital (Class B)                                     --                              (1,555)
  From paid-in capital (Class C)                                     --                                (296)
  From paid-in capital (Class I)                                     --                                 (14)
  From paid-in capital (Class J)                                     --                                (116)
                                                              -------------                   -------------
    Total distributions declared to shareholders              $      --                       $ (50,277,918)
                                                              -------------                   -------------
Net decrease in net assets from fund share transactions       $  (9,792,084)                  $ (11,153,071)
                                                              -------------                   -------------
      Total increase (decrease) in net assets                 $  39,449,003                   $(204,411,079)
Net assets:
  At beginning of period                                        627,492,567                     831,903,646
                                                              -------------                   -------------
At end of period (including accumulated net investment
  loss of $1,811,581 and $91,635, respectively)               $ 666,941,570                   $ 627,492,567
                                                              =============                   =============

See notes to financial statements.

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                            SIX MONTHS ENDED        --------------------------------------------------------------------------
                              APRIL 30, 2002              2001              2000            1999           1998           1997
                                 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
                                     CLASS A
------------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of
  period                              $17.58            $22.88            $22.50          $20.35         $20.09         $18.45
                                      ------            ------            ------          ------         ------         ------
Income from investment operations# -
  Net investment income (loss)        $(0.02)           $(0.01)           $ 0.07          $ --           $ 0.06         $ 0.08
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency                1.47             (3.81)             2.24            3.14           1.35           3.49
                                      ------            ------            ------          ------         ------         ------
      Total from investment
        operations                    $ 1.45            $(3.82)           $ 2.31          $ 3.14         $ 1.41         $ 3.57
                                      ------            ------            ------          ------         ------         ------
Less distributions declared to
  shareholders -
  From net investment income          $ --              $ --              $ --            $ --           $(0.11)        $ --
  From net realized gain on
    investments and foreign
    currency transactions               --               (1.44)            (1.93)          (0.99)         (1.04)         (1.93)
  In excess of net realized
    gain on investments and
    foreign currency
    transactions                        --               (0.04)             --              --             --             --
  From paid in capital                  --                --  +++           --              --             --             --
                                      ------            ------            ------          ------         ------         ------
      Total distributions
        declared to
        shareholders                  $ --              $(1.48)           $(1.93)         $(0.99)        $(1.15)        $(1.93)
                                      ------            ------            ------          ------         ------         ------
Net asset value - end of period       $19.03            $17.58            $22.88          $22.50         $20.35         $20.09
                                      ======            ======            ======          ======         ======         ======
Total return(+)                         8.25%++         (17.67)%           10.39%          15.82%          7.46%         20.81%
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                            1.65%+            1.59%             1.55%           1.59%          1.60%          1.63%
  Net investment income (loss)         (0.20)%+          (0.06)%            0.28%           0.00%          0.28%          0.42%
Portfolio turnover                        22%               72%               84%             92%            64%            65%
Net assets at end of period
  (000 Omitted)                     $389,877          $348,129          $450,481        $384,436       $280,454       $167,390

  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                            SIX MONTHS ENDED        --------------------------------------------------------------------------
                              APRIL 30, 2002              2001              2000            1999           1998           1997
                                 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                     CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of
  period                              $17.31            $22.52            $22.17          $20.21         $19.97         $18.36
                                      ------            ------            ------          ------         ------         ------
Income from investment operations# -
  Net investment loss                 $(0.09)           $(0.16)           $(0.11)         $(0.09)        $(0.11)        $(0.07)
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency                1.45             (3.75)             2.21            3.04           1.39           3.46
                                      ------            ------            ------          ------         ------         ------
      Total from investment
        operations                    $ 1.36            $(3.91)           $ 2.10          $ 2.95         $ 1.28         $ 3.39
                                      ------            ------            ------          ------         ------         ------
Less distributions declared to
  shareholders -
  From net realized gain on
    investments and foreign
    currency transactions             $ --              $(1.26)           $(1.75)         $(0.99)        $(1.04)        $(1.78)
  In excess of net realized
    gain on investments and
    foreign currency
    transactions                        --               (0.04)             --              --             --             --
  From paid in capital                  --                --  +++           --              --             --             --
                                      ------            ------            ------          ------         ------         ------
      Total distributions
        declared to
        shareholders                  $ --              $(1.30)           $(1.75)         $(0.99)        $(1.04)        $(1.78)
                                      ------            ------            ------          ------         ------         ------
Net asset value - end of period       $18.67            $17.31            $22.52          $22.17         $20.21         $19.97
                                      ======            ======            ======          ======         ======         ======
Total return                            7.86%++         (18.28)%            9.60%          14.90%          6.75%         19.74%
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                            2.40%+            2.34%             2.30%           2.34%          2.35%          2.39%
  Net investment loss                  (0.98)%+          (0.81)%           (0.46)%         (0.76)%        (0.51)%        (0.36)%
Portfolio turnover                        22%               72%               84%             92%            64%            65%
Net assets at end of period
  (000 Omitted)                     $216,841          $220,855          $301,816        $287,700       $267,886       $253,354

  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                            SIX MONTHS ENDED        --------------------------------------------------------------------------
                              APRIL 30, 2002              2001              2000            1999           1998           1997
                                 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                          CLASS C
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of
  period                                   $17.00           $22.16           $21.89         $19.97        $19.78        $18.24
                                           ------           ------           ------         ------        ------        ------
Income from investment operations# -
  Net investment loss                      $(0.09)          $(0.16)          $(0.11)        $(0.16)       $(0.10)       $(0.06)
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency                         1.42            (3.68)            2.18           3.07          1.34          3.44
                                           ------           ------           ------         ------        ------        ------
      Total from investment
        operations                         $ 1.33           $(3.84)          $ 2.07         $ 2.91        $ 1.24        $ 3.38
                                           ------           ------           ------         ------        ------        ------
Less distributions declared to shareholders -
  From net investment income               $ --             $ --             $ --           $ --          $(0.01)       $ --
  From net realized gain on
    investments and foreign currency
    transactions                             --              (1.28)           (1.80)         (0.99)        (1.04)        (1.84)
  In excess of net realized gain on
    investments and foreign currency
    transactions                             --              (0.04)            --             --            --            --
  From paid in capital                       --               --  +++          --             --            --            --
                                           ------           ------           ------         ------        ------        ------
      Total distributions declared
        to shareholders                    $ --             $(1.32)          $(1.80)        $(0.99)       $(1.05)       $(1.84)
                                           ------           ------           ------         ------        ------        ------
Net asset value - end of period            $18.33           $17.00           $22.16         $21.89        $19.97        $19.78
                                           ======           ======           ======         ======        ======        ======
Total return                                 7.82%++        (18.30)%           9.62%         14.88%         6.64%        19.86%
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                                 2.40%+           2.34%            2.30%          2.34%         2.35%         2.36%
  Net investment loss                       (0.97)%+         (0.82)%          (0.47)%        (0.76)%       (0.50)%       (0.33)%
Portfolio turnover                             22%              72%              84%            92%           64%           65%
Net assets at end of period
  (000 Omitted)                           $42,029          $40,789          $56,755        $47,335       $29,123       $16,658

  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED OCTOBER 31,                      PERIOD ENDED
                              SIX MONTHS ENDED        ----------------------------------------------------        OCTOBER 31,
                                APRIL 30, 2002              2001          2000          1999          1998              1997*
                                   (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------
                                       CLASS I
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of
  period                                $17.69            $23.04        $22.63        $20.42        $20.14             $17.57
                                        ------            ------        ------        ------        ------             ------
Income from investment operations# -
  Net investment income
                                        $ --  +++         $ 0.02        $ 0.10        $ 0.06        $ 0.11             $ 0.13
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency                      1.48             (3.83)         2.28          3.14          1.37               2.44
                                        ------            ------        ------        ------        ------             ------
      Total from investment
        operations                      $ 1.48            $(3.81)       $ 2.38        $ 3.20        $ 1.48             $ 2.57
                                        ------            ------        ------        ------        ------             ------
Less distributions declared to
  shareholders -
  From net investment income            $ --              $ --          $ --          $ --          $(0.16)            $ --
  From net realized gain on
    investments and foreign
    currency transactions                 --               (1.50)        (1.97)        (0.99)        (1.04)              --
  In excess of net realized gain
    on investments and foreign
    currency transactions                 --               (0.04)         --            --            --                 --
  From paid in capital                    --                --  +++       --            --            --                 --
                                        ------            ------        ------        ------        ------             ------
      Total distributions declared
        to shareholders                 $ --              $(1.54)       $(1.97)       $(0.99)       $(1.20)              --
                                        ------            ------        ------        ------        ------             ------
Net asset value - end of period         $19.17            $17.69        $23.04        $22.63        $20.42             $20.14
                                        ======            ======        ======        ======        ======             ======
Total return                              8.37%++         (17.54)%       10.73%        16.02%         7.78%             14.63%++
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                              1.40%+            1.34%         1.30%         1.34%         1.35%              1.38%+
  Net investment income                   0.04%+            0.10%         0.41%         0.26%         0.51%              0.77%+
Portfolio turnover                          22%               72%           84%           92%           64%                65%
Net assets at end of period
  (000 Omitted)                         $2,514            $2,274        $2,312          $817          $599               $472

  * For the period from the inception of Class I shares, January 2, 1997, through October 31, 1997.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                              SIX MONTHS ENDED              ------------------------           PERIOD ENDED
                                                APRIL 30, 2002               2001               2000       OCTOBER 31,1999*
                                                   (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------
                                                       CLASS J
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                   $17.08             $22.36             $22.21                 $22.55
                                                        ------             ------             ------                 ------
Income from investment operations# -
  Net investment loss                                   $(0.08)            $(0.15)            $(0.06)                $(0.10)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                      1.42              (3.71)              2.19                  (0.24)
                                                        ------             ------             ------                 ------
      Total from investment operations                  $ 1.34             $(3.86)            $ 2.13                 $(0.34)
                                                        ------             ------             ------                 ------
Less distributions declared to
  shareholders -
  From net realized gain on investments and
    foreign currency transactions                       $ --               $(1.38)            $(1.98)                $ --
  In excess of net realized gain on investments
    and foreign currency transactions                     --                (0.04)              --                     --
  From paid in capital                                    --                 --  +++            --                     --
                                                        ------             ------             ------                 ------
      Total distributions declared to shareholders      $ --               $(1.42)            $(1.98)                $ --
                                                        ------             ------             ------                 ------
Net asset value - end of period                         $18.42             $17.08             $22.36                 $22.21
                                                        ======             ======             ======                 ======
Total return(+)                                           7.85%++          (18.29)%             9.55%                 (1.51)%++
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                              2.35%+             2.29%              2.25%                  2.37%+
  Net investment loss                                    (0.93)%+           (0.78)%            (0.27)%                (1.34)%+
Portfolio turnover                                          22%                72%                84%                    92%
Net assets at end of period
  (000 Omitted)                                        $15,681            $15,446            $20,540                   $724

  * For the period from the inception of Class J shares, July 9, 1999, through October 31, 1999. For performance calculation purposes, the Class J inception date was changed from July 7, 1999 to July 9, 1999 to reflect the date of the initial sale of Class J shares. As a result, the total return and the beginning net asset value have been restated.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class J shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Global Equity Fund (the fund) is a diversified series of MFS Series Trust VI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At April 30, 2002, the value of securities loaned was $81,306,608. These loans were collateralized by cash of $85,300,901 which was invested in the following short-term obligations:

                                                               SHARES/PRINCIPAL            AMORTIZED COST
                                                                         AMOUNT                 AND VALUE
-----------------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio                          8,286,918               $ 8,286,918
UBS Warburg LLC, due 5/01/02                                        $77,013,983                77,013,983
                                                                                              -----------
Total investments of cash collateral for securities loaned                                    $85,300,901
                                                                                              ===========

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, and capital losses.

The tax character of distributions declared for the years ended October 31, 2001 and October 31, 2000 was as follows:

                                       OCTOBER 31, 2001    OCTOBER 31, 2000
---------------------------------------------------------------------------
Distributions declared from:
  Ordinary income                           $25,534,266         $23,280,691
  Long-term capital gain                     24,743,652          35,899,830
                                            -----------         -----------
  Total distributions declared              $50,277,918         $59,180,521
                                            ===========         ===========

As of October 31, 2001 the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforward                                        $(30,917,784)
Unrealized loss                                                   (26,371,988)
Other temporary differences                                           (91,634)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on October 31, 2009.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

          First $1 billion of average net assets               1.00%
          Average net assets in excess of $1 billion           0.85%

The fund pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). On January 1, 2002, the Trustees terminated the Independent Trustee unfunded defined benefit plan for active Trustees and converted it to an unfunded retirement benefit deferral plan for active Trustees. Under the new plan, the unfunded pension liability was converted into an equivalent value of notional shares of the fund that will fluctuate with the performance of the fund.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

              First $2 billion                           0.0175%
              Next $2.5 billion                          0.0130%
              Next $2.5 billion                          0.0005%
              In excess of $7 billion                    0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $20,596 for the six months ended April 30, 2002, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, Class C, and Class J shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $16,533 for the six months ended April 30, 2002. Payment of the 0.10% per annum Class A distribution fee will not be implemented until such date as the Trustees of the fund may determine. Fees incurred under the distribution plan during the six months ended April 30, 2002, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $9,893 and $5,153 for Class B and Class C shares, respectively, for the six months ended April 30, 2002. Fees incurred under the distribution plan during the six months ended April 30, 2002, were 1.00% and 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.70% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class J shares. Class J shares are available for distribution through The Fuji Bank, Ltd. ("Fuji Bank") and its network of financial intermediaries. Fuji Bank also serves as the fund's agent securities company in Japan, and in that capacity represents the fund before Japanese regulatory authorities. MFD will pay to Fuji Bank all of the service fee and all of the distribution fee attributable to Class J shares. A portion of the distribution fee equal to 0.05% per annum of the funds average daily net assets attributable to Class J shares is paid to Fuji Bank to cover its services as the fund's agent securities company. Fees incurred under the distribution plan during the six months ended April 30, 2002, were 0.95% of average daily net assets attributable to Class J shares, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended April 30, 2002, were $41,515, $120,827, and $1,672 for Class A, Class B, and Class C
shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $134,894,743 and $163,808,761, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $612,904,134
                                                                 ------------
Gross unrealized appreciation                                    $ 99,852,295
Gross unrealized depreciation                                     (47,766,655)
                                                                 ------------
    Net unrealized appreciation                                  $ 52,085,640
                                                                 ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                    SIX MONTHS ENDED APRIL 30, 2002           YEAR ENDED OCTOBER 31, 2001
                                 ----------------------------------   -----------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                           6,941,968      $  128,680,665        12,757,390      $  254,530,386
Shares issued to shareholders
  in reinvestment of
  distributions                               4                  87         1,293,318          26,849,358
Shares reacquired                    (6,256,478)       (115,145,041)      (13,938,539)       (279,525,310)
                                     ----------       -------------       -----------      --------------
    Net increase                        685,494       $  13,535,711           112,169      $    1,854,434
                                     ==========       =============       ===========      ==============

Class B shares
                                    SIX MONTHS ENDED APRIL 30, 2002           YEAR ENDED OCTOBER 31, 2001
                                 ----------------------------------   -----------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                             889,036       $  16,538,787         2,185,760      $   42,882,972
Shares issued to shareholders
  in reinvestment of
  distributions                             217               3,937           776,411          15,970,563
Shares reacquired                    (2,032,331)        (37,153,198)       (3,602,519)        (69,382,119)
                                     ----------      --------------       -----------      --------------
    Net decrease                     (1,143,078)     $  (20,610,474)         (640,348)     $  (10,528,584)
                                     ==========      ==============       ===========      ==============

Class C shares
                                    SIX MONTHS ENDED APRIL 30, 2002           YEAR ENDED OCTOBER 31, 2001
                                 ----------------------------------   -----------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                             290,380      $    5,282,154           989,316      $   19,555,993
Shares issued to shareholders          --                 --
  in reinvestment of
  distributions                                                               150,152           3,032,659
Shares reacquired                      (397,400)         (7,138,684)       (1,300,201)        (25,303,996)
                                     ----------      --------------       -----------      --------------
    Net decrease                       (107,020)     $   (1,856,530)         (160,733)     $   (2,715,344)
                                     ==========      ==============       ===========      ==============

Class I shares
                                    SIX MONTHS ENDED APRIL 30, 2002           YEAR ENDED OCTOBER 31, 2001
                                 ----------------------------------   -----------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                              29,868      $      567,134            49,953      $      978,776
Shares issued to shareholders          --                 --
  in reinvestment of
  distributions                                                                 7,336             153,037
Shares reacquired                       (27,269)           (510,879)          (29,115)           (574,680)
                                     ----------      --------------       -----------      --------------
    Net increase                          2,599      $       56,255            28,174      $      557,133
                                     ==========      ==============       ===========      ==============

Class J shares
                                    SIX MONTHS ENDED APRIL 30, 2002           YEAR ENDED OCTOBER 31, 2001
                                 ----------------------------------   -----------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                              45,386      $      840,452           198,769      $    3,839,689
Shares reacquired                       (98,606)         (1,757,498)         (212,899)         (4,160,399)
                                     ----------      --------------       -----------      --------------
    Net decrease                        (53,220)     $     (917,046)          (14,130)     $     (320,710)
                                     ==========      ==============       ===========      ==============

(6) Line of Credit
The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the six months ended April 30, 2002 was $3,506. The fund had no borrowings during the period.

(7) Change in Accounting Principle
The fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The adoption of the provisions did not have a significant effect on the financial statements.

MFS(R) GLOBAL EQUITY FUND

The following tables present certain information regarding the Trustees and officers of MFS Series Trust VI, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

             NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman and President                                   Private investor; Rockefeller Financial Services,
Massachusetts Financial Services Company, Chairman       Inc. (investment advisers), Chairman and Chief
and Chief Executive Officer                              Executive Officer

JOHN W. BALLEN* (born 09/12/59) Trustee                  LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company,                Hemenway & Barnes (attorneys), Partner
President and Director
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                  Harvard University Graduate School of Business
Massachusetts Financial Services Company, Chief          Administration, Adjunct Professor; CBL &
Investment Officer, Executive Vice President and         Associates Properties, Inc. (real estate
Director                                                 investment trust), Director; The Baupost Fund (a
                                                         mutual fund), Vice Chairman and Trustee
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac           J. DALE SHERRATT (born 09/23/38) Trustee
Surgery; Harvard Medical School, Professor of            Insight Resources, Inc. (acquisition planning
Surgery                                                  specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)       General Partner (since 1993); Paragon Trade
Trustee                                                  Brands, Inc. (disposable consumer products),
Edmund Gibbons Limited (diversified holding              Director; Cambridge Nutraceuticals (professional
company), Chief Executive Officer; Colonial              nutritional products), Chief Executive Officer
Insurance Company Ltd., Director and Chairman;           (until May 2001)
Bank of Butterfield, Chairman (until 1997)
                                                         ELAINE R. SMITH (born 04/25/46) Trustee
WILLIAM R. GUTOW (born 09/27/41) Trustee                 Independent health care industry consultant
Private investor and real estate consultant;
Capitol Entertainment Management Company (video          WARD SMITH (born 09/13/30) Trustee
franchise), Vice Chairman                                Private investor; Sundstrand Corporation
                                                         (manufacturer of highly engineered products for
J. ATWOOD IVES (born 05/01/36) Trustee                   industrial and aerospace applications), Director
Private investor; KeySpan Corporation (energy            (until June 1999)
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               ROBERT R. FLAHERTY (born 09/18/63) Assistant
Chairman and President                                   Treasurer
Massachusetts Financial Services Company, Chairman       Massachusetts Financial Services Company, Vice
and Chief Executive Officer                              President (since August 2000); UAM Fund Services,
                                                         Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant
Secretary and Assistant Clerk                            ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Massachusetts Financial Services Company, Senior         Massachusetts Financial Services Company, Vice
Vice President and Associate General Counsel             President (since September 1996)

MARK E. BRADLEY (born 11/23/59) Assistant                JAMES O. YOST (born 06/12/60) Assistant Treasurer
Treasurer                                                Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Vice           Vice President
President (since March 1997)

STEPHEN E. CAVAN (born 11/06/53) Secretary and
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Gutow, Ives, Perera and Poorvu, and Ms. Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr.
Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.
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
INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing- impaired
PORTFOLIO MANAGER                                        individuals, call toll free: 1-800-637-6576 any
David R. Mannheim+                                       business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
CUSTODIAN                                                with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
                                                         For share prices, account balances, exchanges or
INVESTOR INFORMATION                                     stock and bond outlooks, call toll free:
For information on MFS mutual funds, call your           1-800-MFS-TALK (1-800-637-8255) anytime from a
investment professional or, for an information           touch-tone telephone.
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a       WORLD WIDE WEB
message anytime).                                        www.mfs.com
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MFS(R) GLOBAL EQUITY FUND                                    -------------
                                                               PRSRT STD
                                                             U.S. POSTAGE
[logo] M F S(R)                                                  PAID
INVESTMENT MANAGEMENT                                             MFS
                                                             -------------
500 Boylston Street
Boston, MA 02116-3741

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                          MWE-3  06/02  67M  04/204/304/704/804